EXHIBIT 24


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of The First American Corporation, a California corporation (the "Corporation"), hereby constitute and appoint Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Registration Statement on Form S-3 to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the common shares, par value $1.00 per share, of the Corporation to be offered thereunder, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.


     Date:                             By:
                                          ------------------------------------
                                          D. P. Kennedy, Chairman and Director




     Date:                             By:
                                          ------------------------------------
                                          Parker S. Kennedy, President
                                          and Director




     Date: December 17, 2001           By:/s/Gary J. Beban
                                          ------------------------------------
                                          Gary J. Beban, Director




     Date: December 17, 2001           By:/s/ J. David Chatham
                                          ------------------------------------
                                          J. David Chatham, Director




     Date: December 17, 2001           By:/s/ William G. Davis
                                          ------------------------------------
                                          Hon. William G. Davis, Director




     Date: December 17, 2001           By:/s/ James L. Doti
                                          ------------------------------------
                                          James L. Doti, Director



     Date: December 17, 2001           By:/s/ Lewis W. Douglas, Jr.
                                          ------------------------------------
                                          Lewis W. Douglas, Jr., Director




     Date: December 17, 2001           By:/s/ Paul B. Fay, Jr.
                                          ------------------------------------
                                          Paul B. Fay, Jr., Director

     Date: December 17, 2001           By:/s/ Frank E. O'Bryan
                                          ------------------------------------
                                          Frank E. O'Bryan, Director




     Date: December 17, 2001           By:/s/ Roslyn B. Payne
                                          ------------------------------------
                                         Roslyn B. Payne, Director




     Date: December 17, 2001           By:/s/ D. Van Skilling
                                          ------------------------------------
                                          D. Van Skilling, Director




     Date: December 17, 2001           By:/s/ Virginia Ueberroth
                                          ------------------------------------
                                          Virginia Ueberroth, Director